UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 13, 2003

Date of Report (Date of earliest event reported)

HISPANIC BROADCASTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24516	99-0113417
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3102 Oak Lawn Avenue, Suite 215 Dallas, Texas		75219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 525-7700

(Former name or former address, if changed since last report)

ITEM 7.          Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                                                                          News Release Hispanic Broadcasting Announces Second Quarter Operating Results dated August 7, 2003.

ITEM 12.       Results of Operations and Financial Condition.

On August 7, 2003, Hispanic Broadcasting Corporation (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing the operating performance of the Company for the second quarter and the six months ended June 30, 2003, and discussing the Company's third quarter outlook.

Limitation on Incorporation by Reference

In accordance with general instruction B.6 of Form 8-K, the information in this report furnished pursuant to Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hispanic Broadcasting Corporation
(Registrant)

/s/ Jeffrey T. Hinson
Jeffrey T. Hinson
Senior Vice President/ Chief Financial Officer Principal Financial Officer

Dated:	August 13, 2003